UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 26, 2021

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE
ALLEN, TX 75013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Explanatory Note

For the reasons set forth below, this Amendment to PFSweb Inc.'s (the "Company") Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on August 26, 2021 (this "Amendment") is being filed solely to comply with the pro forma financial statement filing requirements of Form 8-K and should not be relied on by investors. Instead, investors should refer to the Form 10-K (as defined below) for the most recent financial information.

The Company is filing this Amendment solely to provide the unaudited pro forma condensed financial information required by Item 2.01 and 9.01 of Form 8-K with respect to the sale of LiveArea, Inc., a wholly-owned subsidiary of the Company, and PFSweb Global Services Private Limited, an indirect subsidiary of the Company, (both such entities together, "Live Area") to Merkle Inc. and Dentsu Aegis Network India Private Limited (both such entities being part of Dentsu International and together, "Merkle"), which was completed on August 25, 2021.

Except as stated in this Explanatory Note, no other information contained in any Item of the Original Report is being amended, updated or otherwise revised.

Accordingly, investors should not rely on the information in this Amendment, which is being filed solely to comply with the pro forma financial statement filing requirements of Form 8-K, and should instead refer to the Annual Report on Form 10-K, as amended, for the year ended December 31, 2020 as supplemented by our Form 10-K/A filed with the SEC on April 30, 2021 (together, the "Form 10-K") for the most recent financial information.

Cautionary Note

All of the pro forma financial information included in Item 9.01 of this Amendment, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, all of the pro forma financial information and the notes related thereto with respect to the transaction described herein. Because this Amendment contains forward-looking information and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “potential,” “project,” “seek,” “strive,” “predict,” “continue,” “target,” and “estimate” and other similar expressions. These forward-looking statements involve risks and uncertainties and may include assumptions as to how we may perform in the future, including the risk that Nasdaq may delist our common stock if we do not meet Nasdaq's continued listing standards which could have a material adverse effect on our Company and the price of our common stock, the impact of the COVID-19 pandemic on our business, results of operations and global economic conditions. Although we believe the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee these expectations will actually be achieved. The Company’s Form 10-K and any subsequent amendments or quarterly reports on Form 10-Q identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the periodic reports of the company and the Risk Factors described therein. The Company undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

ITEM 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Please also refer to “Explanatory Note” and “Cautionary Note” contained in Item 2.01 above. The information set forth under Item 2.01 of this Amendment is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	PFSweb, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements
104	Cover Page Interactive Data file, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: March 14, 2022	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer